Long-term financial assets	12 Months Ended
Dec. 31, 2023
Long-term financial assets
Long-term financial assets

16.Long-term financial assets

The Group holds preferred shares in Amphivena, which are currently recognized at their fair value of nil. The impairment of the asset was recognized in 2021 based on the decision made by the board of Amphivena to wind down the company. Based on current information, we continue to estimate that the fair value remains at nil (December 31, 2022: nil).

In June 2022, a strategic decision was taken to dispose of the Roivant investment. These shares were sold at a weighted average selling price of €4.54 ($4.59) resulting in gross proceeds of €6.3 million ($6.4 million). The cumulated loss on sale of these shares of €10.8 million, original acquisition price of shares having been €17.1 million, was reclassified within equity from the fair value reserve to the accumulated deficit in 2022.